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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2015 through November 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Emerging
                        Markets Fund

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PEMFX
                        Class C     PCEFX
                        Class R     PEMRX
                        Class Y     PYEFX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       45

Approval of Investment Advisory Agreement                                     47

Trustees, Officers and Service Providers                                      52

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of 2016, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30, 2016 (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/16 3

Portfolio Management Discussion | 11/30/16

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets Fund, discuss the investment environment and the Fund's performance during the 12-month period ended November 30, 2016. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a senior vice president at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, a senior vice president and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended November 30, 2016?

A Pioneer Emerging Markets Fund's Class A shares returned 6.13% at net asset value during the 12-month period ended November 30, 2016, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI)Emerging Markets ND Index (the MSCI Index1), returned 8.47%. During the same period, the average return of the 840 mutual funds in Lipper's Emerging Markets Funds category was 5.56%, and the average return of the 810 mutual funds in Morningstar's Diversified Emerging Markets Funds category was 5.63%.

Q Could you please review the performance of emerging markets stocks during the 12-month period ended November 30, 2016?

A After experiencing weakness in the initial months of the reporting period, emerging markets stocks recovered nicely and finished the Fund's fiscal year with a healthy gain. The early downturn marked a continuation of the poor performance of emerging markets stocks that characterized the second half

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Fund | Annual Report | 11/30/16 of 2015, during which the combination of falling commodity prices and slowing global economic growth weighed heavily on higher-risk asset classes. The backdrop changed for the better in mid-February 2016, however, when the Bank of Japan and the European Central Bank both cut short-term interest rates to below zero. In addition, investors became encouraged that the U.S. Federal Reserve (the Fed) would maintain its low-rate policy for an extended period in the wake of its small interest-rate hike in December 2015, its first in several years. The actions taken by central banks improved investor sentiment considerably and helped spark rebounds in both commodity prices and global equities.

     Emerging markets stocks performed particularly well in the subsequent rally, reflecting the many positive developments specific to the asset class. For example, Russia and China both began to experience improving economic growth, while the impeachment of Brazil's President Dilma Rousseff fueled hopes for market-oriented reforms in that country. In addition, an improvement in corporate profits provided a new pillar of support for equity returns, following the subpar earnings results of recent years. Together, these factors helped emerging markets stocks finish the 12-month period with a strong total return of 8.47%, as measured by the MSCI Index.

Q Which of your investment decisions had the greatest effect on the Fund's benchmark-relative performance during the 12-month period ended November 30, 2016?

A In managing the Fund, we use a bottom-up approach that seeks to identify the most compelling stock ideas anywhere within the emerging markets investment universe. Rather than constructing the portfolio in a manner that strives to mimic the composition of the MSCI Index benchmark, we focus on finding what we believe to be undervalued companies with unappreciated catalysts for improved performance. As part of the process, we try to find companies with effective corporate governance as well as a strong shareholder focus, traits that are often demonstrated through above-average dividend* payments and stock buybacks. We believe this approach is more prudent than buying stocks of poorly managed or overvalued companies simply because they might be components of the Fund's benchmark.

     Our investment strategy served the Fund well from a total-return perspective over the last 12 months, as falling bond yields prompted investors to rotate toward stocks with higher dividends. In turn, the markets began to reward companies with robust corporate governance practices.

*    Dividends are not guaranteed.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/16 5

     Relative to the benchmark, however, the Fund underperformed, as the portfolio's investments lost some ground through stock selection results in both information technology and industrials.

     With regard to individual holdings, shares of ChinaCache, which provides technology that allows cities to manage traffic via "congestion charges" on drivers, detracted the most from the Fund's benchmark-relative performance during the period. The company missed earnings, causing the stock to lag in the strong market for emerging markets equities. The Fund's benchmark-relative returns also lost ground due to an investment in the Brazilian auto parts manufacturer Tupy, whose position in the supply chain of large U.S. auto producers made it vulnerable to possible shifts in U.S. trade policy. We view the situation as a short-term concern, though, as the process of U.S. companies bringing outsourced functions back onshore is a more difficult proposition than Tupy's market performance would indicate. We therefore continued to hold the stock in the portfolio as of period end.

     Our stock selection process produced the most positive benchmark-relative results for the Fund in the banking, materials, and consumer sectors. The portfolio holding that made the largest contribution to the Fund's benchmark-relative performance during the period was Eurobank Ergasias, a Greek bank that benefited from structural improvements in that country's financial system. Management provided investors with positive guidance, highlighting the bank's declining cost of capital and potentially improving net interest margins. Another positive contributor to the Fund's benchmark-relative performance was a position in Global Telecom Holding, an Egyptian provider of information technology and mobile telecommunications services. The company cut costs, shored up its balance sheet, and continued to address certain governance issues, which led to a recovery in investor sentiment toward the stock. In China, the Fund's position in Goodbaby International, which manufactures strollers, car seats, and other child safety products, was another notable contributor to benchmark-relative results. We originally purchased the shares on the belief that the company was uniquely positioned to capitalize on growing middle-class wealth in China. This has indeed proven to be the case. Meanwhile, Goodbaby's stock price has received a further boost because the

6 Pioneer Emerging Markets Fund | Annual Report | 11/30/16 company has demonstrated an increased shareholder focus through better management, clearer controls, and stronger progress on governance as compared with its peers.

Q Did you invest in any derivatives while managing the Fund during the 12-month period ended November 30, 2016? If so, did the derivative positions have any effect on the Fund's performance?

A We used derivatives in the form of foreign forward currency contracts in order to help manage the Fund's overall risk and volatility profile. Our strategy sought to provide the portfolio with exposure to currencies on which we had a positive outlook, such as Brazil's, and to hedge existing equity positions in the Fund, as was the case with the currencies of Korea and Taiwan. We also used derivatives to hedge currency risk in Nigeria. While we saw an opportunity in Nigerian banks, we sought to hedge the Fund's exposure to the country's currency (the naira) given the weakness in oil prices over the early months of the period. Overall, the hedging strategy on the Nigerian currency contributed to the Fund's benchmark-relative performance, as the Nigerian government elected to devalue the nation's currency in June. The other derivative positions we employed did not have a material effect on the Fund's performance.

Q    Do you have any closing thoughts for investors?

A Our investment approach in managing the Fund can lead to swings in short-term performance relative to the benchmark MSCI Index, and that indeed proved to be the case over the past 12 months. However, we see significant value in our preference for owning shares of undervalued companies that we believe can generate sustainable results through effective execution, strong management, and return of capital to shareholders. While macroeconomic developments and news headlines will always play a role in the quarter-to-quarter performance of emerging markets equities, we believe the company-specific factors on which we focus can help form the foundation for longer-term returns at the individual security level.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/16 7

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Portfolio Summary | 11/30/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 24.4%
Information Technology                                                     20.0%
Consumer Discretionary                                                     13.9%
Energy                                                                     12.1%
Telecommunication Services                                                 10.2%
Consumer Staples                                                            7.8%
Materials                                                                   6.0%
Industrials                                                                 4.6%
Utilities                                                                   1.0%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

China                                                                      18.2%
Brazil                                                                     16.1%
Hong Kong                                                                  10.7%
Russia                                                                      9.7%
India                                                                       7.0%
Taiwan                                                                      6.0%
South Korea                                                                 5.6%
Nigeria                                                                     5.3%
Egypt                                                                       5.0%
Philippines                                                                 4.4%
Greece                                                                      3.7%
South Africa                                                                2.6%
Belgium                                                                     2.3%
United Arab Emirates                                                        1.8%
Other (individually less than 1%)                                           1.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   TMK PJSC (G.D.R.)                                                    6.17%
--------------------------------------------------------------------------------
 2.   Marfrig Global Foods SA                                              5.50
--------------------------------------------------------------------------------
 3.   MMG, Ltd.                                                            5.30
--------------------------------------------------------------------------------
 4.   TIM Participacoes SA                                                 5.25
--------------------------------------------------------------------------------
 5.   Global Telecom Holding SAE (G.D.R.)                                  4.99
--------------------------------------------------------------------------------
 6.   Philippine National Bank                                             4.44
--------------------------------------------------------------------------------
 7.   Taiwan Semiconductor Manufacturing Co., Ltd.                         4.40
--------------------------------------------------------------------------------
 8.   Tupy SA                                                              3.97
--------------------------------------------------------------------------------
 9.   United Bank for Africa Plc                                           3.94
--------------------------------------------------------------------------------
10.   Samsung Electronics Co, Ltd.                                         3.85
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/16 9

Prices and Distributions | 11/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                       11/30/16                         11/30/15
--------------------------------------------------------------------------------
        A                         $16.25                            $15.85
--------------------------------------------------------------------------------
        C                         $13.30                            $13.04
--------------------------------------------------------------------------------
        R                         $15.51                            $15.13
--------------------------------------------------------------------------------
        Y                         $17.97                            $17.47
--------------------------------------------------------------------------------

Distributions per Share: 12/1/15-11/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net
                   Investment          Short-Term             Long-Term
       Class         Income           Capital Gains          Capital Gains
--------------------------------------------------------------------------------
         A          $0.5340               $  --                  $  --
--------------------------------------------------------------------------------
         C          $0.4028               $  --                  $  --
--------------------------------------------------------------------------------
         R          $0.4868               $  --                  $  --
--------------------------------------------------------------------------------
         Y          $0.5824               $  --                  $  --
--------------------------------------------------------------------------------

The MSCI Emerging Markets ND Index is an unmanaged index that measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Performance Update | 11/30/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
                      Net                   Public                MSCI
                      Asset                 Offering              Emerging
                      Value                 Price                 Markets
Period                (NAV)                 (POP)                 ND Index
--------------------------------------------------------------------------------
10 Years              -2.26%                -2.84%                2.26%
5 Years               -3.91                 -5.05                 0.99
1 Year                 6.13                  0.01                 8.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                          Gross             Net
--------------------------------------------------------------------------------
                          2.18%             1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Emerging       MSCI Emerging
                          Markets Fund           Markets ND Index
11/06                     $ 9,425                $10,000
11/07                     $13,859                $14,515
11/08                     $ 5,280                $ 6,306
11/09                     $ 9,827                $11,673
11/10                     $11,089                $13,464
11/11                     $ 9,155                $11,911
11/12                     $ 9,253                $13,263
11/13                     $ 9,621                $13,749
11/14                     $ 8,959                $13,894
11/15                     $ 7,065                $11,533
11/16                     $ 7,503                $12,510

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 11

Performance Update | 11/30/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
                                                                   MSCI
                                                                   Emerging
                    If                     If                      Markets
Period              Held                   Redeemed                ND Index
--------------------------------------------------------------------------------
10 Years            -3.06%                 -3.06%                  2.26%
5 Years             -4.73                  -4.73                   0.99
1 Year               5.27                   5.27                   8.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                    Gross                  Net
--------------------------------------------------------------------------------
                    2.95%                  2.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Emerging       MSCI Emerging
                          Markets Fund           Markets ND Index
11/06                     $10,000                $10,000
11/07                     $14,594                $14,515
11/08                     $ 5,515                $ 6,306
11/09                     $10,175                $11,673
11/10                     $11,387                $13,464
11/11                     $ 9,333                $11,911
11/12                     $ 9,354                $13,263
11/13                     $ 9,649                $13,749
11/14                     $ 8,907                $13,894
11/15                     $ 6,959                $11,533
11/16                     $ 7,326                $12,510

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Performance Update | 11/30/16                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
                           Net                   MSCI
                           Asset                 Emerging
                           Value                 Markets
Period                     (NAV)                 ND Index
--------------------------------------------------------------------------------
10 Years                   -2.46%                2.26%
5 Years                    -4.12                 0.99
1 Year                      5.95                 8.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                           Gross                 Net
--------------------------------------------------------------------------------
                           2.33%                 2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Emerging       MSCI Emerging
                          Markets Fund           Markets ND Index
11/06                     $10,000                $10,000
11/07                     $14,675                $14,515
11/08                     $ 5,578                $ 6,306
11/09                     $10,359                $11,673
11/10                     $11,673                $13,464
11/11                     $ 9,616                $11,911
11/12                     $ 9,692                $13,263
11/13                     $10,066                $13,749
11/14                     $ 9,351                $13,894
11/15                     $ 7,354                $11,533
11/16                     $ 7,792                $12,510

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 13

Performance Update | 11/30/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
                          Net                       MSCI
                          Asset                     Emerging
                          Value                     Markets
Period                    (NAV)                     ND Index
--------------------------------------------------------------------------------
10 Years                  -1.79%                    2.26%
5 Years                   -3.49                     0.99
1 Year                     6.44                     8.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Emerging       MSCI Emerging
                          Markets Fund           Markets ND Index
11/06                     $5,000,000             $5,000,000
11/07                     $7,387,523             $7,257,631
11/08                     $2,828,522             $3,152,989
11/09                     $5,294,281             $5,836,719
11/10                     $6,003,212             $6,732,092
11/11                     $4,985,277             $5,955,463
11/12                     $5,065,638             $6,631,631
11/13                     $5,299,958             $6,874,289
11/14                     $4,960,239             $6,946,858
11/15                     $3,920,819             $5,766,691
11/16                     $4,173,264             $6,255,061

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from June 1, 2016 through November 30, 2016.

--------------------------------------------------------------------------------
Share Class                   A            C             R               Y
--------------------------------------------------------------------------------
Beginning Account Value    $1,000.00    $1,000.00     $1,000.00      $1,000.00
on 6/1/16
--------------------------------------------------------------------------------
Ending Account Value       $1,000.66    $  996.97     $1,000.00      $1,002.26
(after expenses)
on 11/30/16
--------------------------------------------------------------------------------
Expenses Paid              $    9.75    $   14.23     $   11.00      $    8.81
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.76% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2016 through November 30, 2016.

--------------------------------------------------------------------------------
Share Class                    A             C              R             Y
--------------------------------------------------------------------------------
Beginning Account Value     $1,000.00     $1,000.00      $1,000.00    $ 1,000.00
on 6/1/16
--------------------------------------------------------------------------------
Ending Account Value        $1,015.25     $1,010.75      $1,014.00    $ 1,016.20
(after expenses)
on 11/30/16
--------------------------------------------------------------------------------
Expenses Paid               $    9.82     $   14.33      $   11.08    $     8.87
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.76% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Schedule of Investments | 11/30/16

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
              PREFERRED STOCKS -- 5.1%
              ENERGY -- 1.3%
              Integrated Oil & Gas -- 1.3%
    274,653   Petroleo Brasileiro SA                               $   1,297,426
                                                                   -------------
              Total Energy                                         $   1,297,426
--------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 3.8%
              Technology Hardware, Storage & Peripherals -- 3.8%
      3,378   Samsung Electronics Co, Ltd.                         $   3,845,933
                                                                   -------------
              Total Technology Hardware & Equipment                $   3,845,933
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCKS
              (Cost $4,424,425)                                    $   5,143,359
--------------------------------------------------------------------------------
              COMMON STOCKS -- 93.1%
              ENERGY -- 10.8%
              Oil & Gas Equipment & Services -- 6.1%
  1,352,633   TMK PJSC (G.D.R.)                                    $   6,162,389
--------------------------------------------------------------------------------
              Integrated Oil & Gas -- 3.8%
    442,000   China Petroleum & Chemical Corp.                     $     318,245
    762,410   Gazprom PJSC (A.D.R.)                                    3,505,894
                                                                   -------------
                                                                   $   3,824,139
--------------------------------------------------------------------------------
              Oil & Gas Refining & Marketing -- 0.9%
  5,776,774   KenolKobil, Ltd. Group                               $     846,594
                                                                   -------------
              Total Energy                                         $  10,833,122
--------------------------------------------------------------------------------
              MATERIALS -- 5.2%
              Diversified Metals & Mining -- 5.3%
 18,872,000   MMG, Ltd.*                                           $   5,295,085
                                                                   -------------
              Total Materials                                      $   5,295,085
--------------------------------------------------------------------------------
              CAPITAL GOODS -- 3.0%
              Construction & Engineering -- 2.0%
  3,239,000   Beijing Urban Construction Design & Development
              Group Co, Ltd.                                       $   2,035,592
--------------------------------------------------------------------------------
              Industrial Machinery -- 1.0%
    548,500   China Conch Venture Holdings, Ltd.*                  $   1,010,606
                                                                   -------------
              Total Capital Goods                                  $   3,046,198
--------------------------------------------------------------------------------
              TRANSPORTATION -- 1.6%
              Airlines -- 1.6%
  4,487,216   Air Arabia PJSC                                      $   1,554,849
                                                                   -------------
              Total Transportation                                 $   1,554,849
--------------------------------------------------------------------------------
              AUTOMOBILES & COMPONENTS -- 7.5%
              Auto Parts & Equipment -- 3.9%
  1,158,471   Tupy SA                                              $   3,967,542
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 17

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
              Automobile Manufacturers -- 3.6%
    827,620   Tata Motors, Ltd.                                    $   3,585,874
                                                                   -------------
              Total Automobiles & Components                       $   7,553,416
--------------------------------------------------------------------------------
              CONSUMER DURABLES & APPAREL -- 2.9%
              Leisure Products -- 2.9%
  6,606,000   Goodbaby International Holdings, Ltd.                $   2,977,011
                                                                   -------------
              Total Consumer Durables & Apparel                    $   2,977,011
--------------------------------------------------------------------------------
              CONSUMER SERVICES -- 0.7%
              Casinos & Gaming -- 0.7%
   150,000    Galaxy Entertainment Group, Ltd.*                    $     742,437
       393    NagaCorp, Ltd.                                                 242
                                                                   -------------
                                                                   $     742,679
                                                                   -------------
              Total Consumer Services                              $     742,679
--------------------------------------------------------------------------------
              MEDIA -- 2.6%
              Cable & Satellite -- 2.6%
     18,074   Naspers, Ltd.                                        $   2,623,958
                                                                   -------------
              Total Media                                          $   2,623,958
--------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 7.7%
              Brewers -- 2.2%
     21,716   Anheuser-Busch InBev SA/NV                           $   2,268,433
--------------------------------------------------------------------------------
              Packaged Foods & Meats -- 5.5%
  2,859,716   Marfrig Global Foods SA*                             $   5,496,450
                                                                   -------------
              Total Food, Beverage & Tobacco                       $   7,764,883
--------------------------------------------------------------------------------
              BANKS -- 20.9%
              Diversified Banks -- 20.9%
    150,284   Abu Dhabi Commercial Bank PJSC                       $     253,324
  2,429,000   Agricultural Bank of China, Ltd.                         1,016,067
  2,963,000   China Construction Bank Corp.                            2,203,579
  4,886,544   Eurobank Ergasias SA                                     3,660,150
    152,973   Grupo Financiero Banorte SAB de CV                         735,138
        196   HDFC Bank, Ltd.                                              3,922
     53,221   HDFC Bank, Ltd. (A.D.R.)                                 3,433,819
        415   Mega Financial Holding Co., Ltd.                               295
  4,010,379   Philippine National Bank*                                4,438,639
278,195,244   United Bank for Africa Plc                               3,933,392
 30,237,668   Zenith Bank Plc                                          1,370,807
                                                                   -------------
                                                                   $  21,049,132
                                                                   -------------
              Total Banks                                          $  21,049,132
--------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 0.0%+
              Consumer Finance -- 0.0%+
      2,753   Credito Real SAB de CV SOFOM ER                      $       3,941
                                                                   -------------
              Total Diversified Financials                         $       3,941
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
              INSURANCE -- 3.3%
              Life & Health Insurance -- 3.3%
    796,325   China Life Insurance Co., Ltd.                       $   2,308,801
    193,500   Ping An Insurance Group Co. of China, Ltd.               1,067,804
                                                                   -------------
                                                                   $   3,376,605
                                                                   -------------
              Total Insurance                                      $   3,376,605
--------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 9.1%
              Internet Software & Services -- 6.2%
     39,000   Alibaba Group Holding, Ltd. (A.D.R.)                 $   3,666,780
    547,031   ChinaCache International Holdings, Ltd. (A.D.R.)*        1,810,673
     10,253   SINA Corp.*                                                790,096
                                                                   -------------
                                                                   $   6,267,549
--------------------------------------------------------------------------------
              IT Consulting & Other Services -- 2.9%
 37,093,000   China ITS Holdings Co., Ltd.                         $   2,921,836
                                                                   -------------
              Total Software & Services                            $   9,189,385
--------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 1.6%
              Electronic Manufacturing Services -- 1.6%
    633,886   Hon Hai Precision Industry Co., Ltd.                 $   1,616,670
                                                                   -------------
              Total Technology Hardware & Equipment                $   1,616,670
--------------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 5.0%
              Semiconductor Equipment -- 0.7%
     41,134   Wonik IPS Co., Ltd.                                  $     737,975
--------------------------------------------------------------------------------
              Semiconductors -- 4.3%
    768,000   Taiwan Semiconductor Manufacturing Co., Ltd.         $   4,391,201
                                                                   -------------
              Total Semiconductors & Semiconductor
              Equipment                                            $   5,129,176
--------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 10.2%
              Wireless Telecommunication Services -- 10.2%
  2,890,636   Global Telecom Holding SAE (G.D.R.)*                 $   4,985,561
  2,140,514   TIM Participacoes SA                                     5,245,351
                                                                   -------------
                                                                   $  10,230,912
                                                                   -------------
              Total Telecommunication Services                     $  10,230,912
--------------------------------------------------------------------------------
              UTILITIES -- 1.0%
              Electric Utilities -- 1.0%
     25,531   Korea Electric Power Corp.*                          $   1,004,030
                                                                   -------------
              Total Utilities                                      $   1,004,030
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 19

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
              REAL ESTATE -- 0.0%+
              Real Estate Services -- 0.0%+
     67,333   China Overseas Property Holdings, Ltd.               $      12,573
                                                                   -------------
              Total Real Estate                                    $      12,573
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $106,867,663)                                  $  94,003,625
--------------------------------------------------------------------------------
Principal
Amount ($) (d)
--------------------------------------------------------------------------------
              CORPORATE BONDS -- 0.0%+
              HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
              Personal Products -- 0.0%+
BRL 562,000   Hypermarcas SA,, 11.3%, 10/15/18 (c)                 $      43,347
                                                                   -------------
              Total Household & Personal Products                  $      43,347
--------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
              (Cost $179,342)                                      $      43,347
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------
              RIGHTS / WARRANTS -- 0.7%
              MATERIALS -- 0.7%
              Diversified Metals & Mining -- 0.7%
  8,074,000   MMG, Ltd.                                            $     676,620
                                                                   -------------
              Total Materials                                      $     676,620
--------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 0.0%+
              Packaged Foods & Meats -- 0.0%+
     39,707   Flour Mills of Nigeria Plc, 12/31/49 (c)             $          --
                                                                   -------------
              Total Food, Beverage & Tobacco                       $          --
--------------------------------------------------------------------------------
              TOTAL RIGHTS / WARRANTS
              (Cost $--)                                           $     676,620
--------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 98.9%
              (Cost $111,471,430) (a)(b)                           $  99,866,951
--------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 1.1%                   $   1,033,872
--------------------------------------------------------------------------------
              NET ASSETS -- 100.0%                                 $ 100,900,823
================================================================================

+             Amount rounds to less than 0.1%.

*             Non-income producing security.

(A.D.R.)      American Depositary Receipts.

(G.D.R.)      Global Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

(a) At November 30, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $117,214,957 was as follows:

                Aggregate gross unrealized appreciation for all investments in
                   which there is an excess of value over tax cost                $   5,245,439

                Aggregate gross unrealized depreciation for all investments in
                   which there is an excess of tax cost over value                  (22,593,445)
                                                                                  -------------
                Net unrealized depreciation                                       $ (17,348,006)
                                                                                  =============

(b) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

              China                                                         18.2%
              Brazil                                                        16.1
              Hong Kong                                                     10.7
              Russia                                                         9.7
              India                                                          7.0
              Taiwan                                                         6.0
              South Korea                                                    5.6
              Nigeria                                                        5.3
              Egypt                                                          5.0
              Philippines                                                    4.4
              Greece                                                         3.7
              South Africa                                                   2.6
              Belgium                                                        2.3
              United Arab Emirates                                           1.8
              Other (individually less than 1%)                              1.6
                                                                          ------
                                                                          100.0%
                                                                          ======

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d)           Principal amounts are denominated in U.S. Dollars unless otherwise
              noted: BRL               Brazilian Real

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2016, aggregated $93,328,478 and $109,657,166, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2016, the Fund did not engage in cross trade activity.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 21

The following is a summary of the inputs used as of November 30, 2016, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                                  Level 1         Level 2          Level 3       Total
----------------------------------------------------------------------------------------------
Preferred Stocks
  Energy
     Integrated Oil & Gas         $   1,297,426   $          --    $         --  $  1,297,426
  Technology Hardware &
  Equipment
  Technology Hardware
     Storage & Peripherals                   --       3,845,933              --     3,845,933
Common Stocks*
  Automobiles & Components
     Auto Parts & Equipment           3,967,542              --              --     3,967,542
  Food, Beverage & Tobacco
     Packaged Foods & Meats           5,496,450              --              --     5,496,450
  Banks
     Diversified Banks                4,168,957      16,880,175              --    21,049,132
  Diversified Financials
     Consumer Finance                     3,941              --              --         3,941
  Software & Services
     Internet Software &
        Services                      6,267,549              --              --     6,267,549
  Telecommunication Services
     Wireless Telecommunication
        Services                      5,245,351       4,985,561              --    10,230,912
  All Other Common Stocks                    --      46,988,099              --    46,988,099
Corporate Bond                               --              --          43,347        43,347
Right/Warrant                           676,620              --**            --       676,620
----------------------------------------------------------------------------------------------
Total                             $  27,123,836   $  72,699,768    $     43,347  $ 99,866,951
==============================================================================================
Other Financial Instruments
Unrealized appreciation on
  forward foreign
  currency contracts              $          --   $     412,053    $         --  $    412,053
Unrealized depreciation on
  forward foreign
  currency contracts                         --        (969,888)             --      (969,888)
Unrealized appreciation
  on futures contracts                    6,301              --              --         6,301
Unrealized depreciation
  on futures contracts                   (1,618)             --              --        (1,618)
----------------------------------------------------------------------------------------------
Total                             $       4,683   $    (557,835)   $         --  $   (553,152)
==============================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**   Security is value at $0.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------
                                                    Corporate  Rights/
                                                    Bonds      Warrants  Totals
-----------------------------------------------------------------------------------
Balance as of 11/30/15                              $ 53,295   --***     $  53,295
Realized gain (loss)(1)                                   --   --               --
Change in unrealized appreciation (depreciation)(2)   18,107   --           18,107
Purchases                                                 --   --               --
Sales                                                (28,055)  --          (28,055)
Changes between Level 3**                                 --   --               --
-----------------------------------------------------------------------------------
Balance as of 11/30/16                              $ 43,347   --***     $  43,347
===================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the year ended November 30, 2016, there were no transfers between Levels 1, 2 and 3.

***  Security is valued at $0.

     Net change in unrealized depreciation of Level 3 investments still held and
     considered Level 3 as of 11/30/16                                             $ 18,107
                                                                                   --------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 23

Statement of Assets and Liabilities | 11/30/16

ASSETS:
  Investment in securities, at value (cost $111,471,430)                       $   99,866,951
  Foreign currencies, at value (cost $595,058)                                        519,809
  Restricted cash*                                                                    355,905
  Receivables --
     Investment securities sold                                                     1,805,687
     Fund shares sold                                                                  37,990
     Interest                                                                           2,057
  Variation margin for futures contracts                                                2,400
  Due from Pioneer Investment Management, Inc.                                         35,793
  Unrealized appreciation on forward foreign currency contracts                       412,053
  Other assets                                                                         26,604
---------------------------------------------------------------------------------------------
        Total assets                                                           $  103,065,249
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                           $      481,046
     Fund shares repurchased                                                          311,734
     Distributions                                                                        281
     Trustee fees                                                                       1,308
     Futures payable                                                                      194
     Custody expense                                                                   57,591
     Accrued foreign capital gains tax                                                106,796
     Audit expense                                                                     44,332
  Due to custodian                                                                     83,075
  Unrealized depreciation on forward foreign currency contracts                       969,888
  Due to affiliates                                                                     8,340
  Accrued expenses                                                                     99,841
---------------------------------------------------------------------------------------------
        Total liabilities                                                      $    2,164,426
=============================================================================================
NET ASSETS:
  Paid-in capital                                                              $  148,976,891
  Distributions in excess of net investment income                                   (189,491)
  Accumulated net realized loss on investments, futures contracts and
     foreign currency transactions                                                (35,542,371)
  Net unrealized depreciation on investments (net of foreign capital
     gains tax of $106,796)                                                       (11,711,275)
  Net unrealized appreciation on futures contracts                                      4,683
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                  (637,614)
---------------------------------------------------------------------------------------------
        Net assets                                                             $  100,900,823
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $66,127,307/4,068,470 shares)                              $        16.25
  Class C (based on $11,163,644/839,557 shares)                                $        13.30
  Class R (based on $19,768,717/1,274,949 shares)                              $        15.51
  Class Y (based on $3,841,155/213,799 shares)                                 $        17.97
MAXIMUM OFFERING PRICE:
  Class A ($16.25 (divided by) 94.25%)                                         $        17.24
=============================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Statement of Operations

For the Year Ended 11/30/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $419,817)             $ 2,674,681
  Interest (net of foreign taxes withheld of $2,718)                     12,476
-----------------------------------------------------------------------------------------------
        Total investment income                                                   $  2,687,157
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 1,133,102
  Transfer agent fees
     Class A                                                             85,280
     Class C                                                             14,208
     Class R                                                              4,514
     Class Y                                                                223
  Distribution fees
     Class A                                                            167,121
     Class C                                                            117,521
     Class R                                                            102,480
  Shareholder communications expense                                    273,142
  Administrative expense                                                 83,775
  Custodian fees                                                        226,654
  Registration fees                                                      63,739
  Professional fees                                                      72,756
  Printing expense                                                       39,974
  Fees and expenses of nonaffiliated Trustees                             7,380
  Miscellaneous                                                          53,311
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $  2,445,180
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                        (284,185)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                 $  2,160,995
-----------------------------------------------------------------------------------------------
        Net investment income                                                     $    526,162
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                   $(14,105,954)
     Futures contracts                                                 (976,850)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies            (1,896,302)  $(16,979,106)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                  $  22,655,109
     Futures contracts                                                  203,826
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (624,364)  $ 22,234,571
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures
     contracts and foreign currency transactions                                  $  5,255,465
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $  5,781,627
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 25

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                    Year Ended          Year Ended
                                                                    11/30/16            11/30/15
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $    526,162        $    (255,626)
Net realized gain (loss) on investments, futures contracts
  and foreign currency transactions                                  (16,979,106)         (13,326,486)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts and foreign currency
  transactions                                                        22,234,571          (20,546,107)
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                           $  5,781,627        $ (34,128,219)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.53 and $0.38 per share, respectively)              $ (2,346,367)        $ (1,870,713)
     Class C ($0.40 and $0.23 per share, respectively)                  (380,674)            (244,372)
     Class R ($0.49 and $0.34 per share, respectively)                  (704,509)            (586,112)
     Class Y ($0.58 and $0.51 per share, respectively)                  (137,213)            (782,548)
Net realized gain:
     Class A ($0.00 and $0.33 per share, respectively)              $         --        $  (1,429,772)
     Class C ($0.00 and $0.33 per share, respectively)                        --             (308,711)
     Class R ($0.00 and $0.33 per share, respectively)                        --             (477,533)
     Class Y ($0.00 and $0.33 per share, respectively)                        --              (79,630)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $ (3,568,763)       $  (5,779,391)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $ 14,077,225        $  21,329,295
Reinvestment of distributions                                          3,419,408            4,931,888
Cost of shares repurchased                                           (28,448,457)         (69,343,322)
------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                                     $(10,951,824)       $ (43,082,139)
------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                     $ (8,738,960)       $ (82,989,749)
NET ASSETS:
Beginning of year                                                   $109,639,783        $ 192,629,532
------------------------------------------------------------------------------------------------------
End of year                                                         $100,900,823        $ 109,639,783
------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
     net investment income                                          $   (189,491)       $   3,543,396
======================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

-----------------------------------------------------------------------------------------------
                                 Year Ended        Year Ended       Year Ended    Year Ended
                                 11/30/16          11/30/16         11/30/15      11/30/15
                                 Shares            Amount           Shares        Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                         532,389        $  8,379,950        676,826    $ 12,954,007
Reinvestment of distributions       150,194           2,279,939        181,868       3,204,785
Less shares repurchased          (1,053,942)        (16,426,614)    (1,401,132)    (26,489,435)
-----------------------------------------------------------------------------------------------
     Net decrease                  (371,359)       $ (5,766,725)      (542,438)   $(10,330,643)
===============================================================================================
Class C
Shares sold                         126,675        $  1,598,774        150,354    $  2,353,406
Reinvestment of distributions        27,726             347,126         34,354         491,257
Less shares repurchased            (275,202)         (3,481,532)      (307,702)     (4,802,492)
-----------------------------------------------------------------------------------------------
     Net decrease                  (120,801)       $ (1,535,632)      (122,994)   $ (1,957,829)
===============================================================================================
Class R
Shares sold                         219,086        $  3,245,633        284,464    $  5,073,813
Reinvestment of distributions        47,246             685,536         61,440       1,032,998
Less shares repurchased            (479,182)         (7,079,917)      (543,155)     (9,741,102)
-----------------------------------------------------------------------------------------------
     Net decrease                  (212,850)       $ (3,148,748)      (197,251)   $ (3,634,291)
===============================================================================================
Class Y
Shares sold                          48,713        $    852,868         46,082    $    948,069
Reinvestment of distributions         6,377             106,807         10,266         202,848
Less shares repurchased             (84,890)         (1,460,394)    (1,366,436)    (28,310,293)
-----------------------------------------------------------------------------------------------
     Net decrease                   (29,800)       $   (500,719)    (1,310,088)   $(27,159,376)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year         Year        Year       Year
                                                             Ended       Ended        Ended       Ended      Ended
                                                             11/30/16    11/30/15     11/30/14    11/30/13   11/30/12
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 15.85     $ 20.92      $  24.06    $  23.24   $   23.10
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10(a)  $ (0.01)(a)  $  (0.04)   $   0.14   $    0.13
   Net realized and unrealized gain (loss) on investments       0.83       (4.35)        (1.61)       0.79        0.11
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.93     $ (4.36)     $  (1.65)   $   0.93   $    0.24
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.53)    $ (0.38)     $  (0.08)   $  (0.11)  $      --
   Net realized gain                                              --       (0.33)        (1.41)         --       (0.10)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.53)    $ (0.71)     $  (1.49)   $  (0.11)  $   (0.10)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.40     $ (5.07)     $  (3.14)   $   0.82   $    0.14
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.25     $ 15.85      $  20.92    $  24.06   $   23.24
=======================================================================================================================
Total return*                                                   6.13%     (21.14)%       (6.88)%      3.98%       1.06%
Ratio of net expenses to average net assets (b)                 1.95%       1.95%         1.96%       1.95%       1.95%
Ratio of net investment income (loss) to average net assets     0.65%      (0.04)%       (0.19)%      0.55%       0.53%
Portfolio turnover rate                                           92%         85%          141%         77%        160%
Net assets, end of period (in thousands)                     $66,127     $70,351      $104,251    $126,981   $ 154,064
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.28%       2.18%         2.04%       1.96%       2.03%
   Net investment income (loss) to average net assets           0.32%      (0.27)%       (0.26)%      0.54%       0.45%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

----------------------------------------------------------------------------------------------------------------------------
                                                             Year            Year         Year        Year        Year
                                                             Ended           Ended        Ended       Ended       Ended
                                                             11/30/16        11/30/15     11/30/14    11/30/13    11/30/12
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 13.04         $ 17.35      $  20.32    $  19.70    $  19.76
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.03)(a)(c)  $ (0.14)(a)  $  (0.22)   $  (0.04)   $  (0.06)
   Net realized and unrealized gain (loss) on investments       0.69           (3.61)        (1.34)       0.66        0.10
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.66         $ (3.75)     $  (1.56)   $   0.62    $   0.04
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.40)        $ (0.23)     $     --    $     --    $     --
   Net realized gain                                              --           (0.33)        (1.41)         --       (0.10)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.40)        $ (0.56)     $  (1.41)   $     --    $  (0.10)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.26         $ (4.31)     $  (2.97)   $   0.62    $  (0.06)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.30         $ 13.04      $  17.35    $  20.32    $  19.70
============================================================================================================================
Total return*                                                   5.27%         (21.87)%       (7.69)%      3.15%       0.23%
Ratio of net expenses to average net assets (b)                 2.85%           2.85%         2.80%       2.78%       2.75%
Ratio of net investment income (loss) to average net assets    (0.24)%         (0.93)%       (1.02)%     (0.27)%     (0.25)%
Portfolio turnover rate                                           92%             85%          141%         77%        160%
Net assets, end of period (in thousands)                     $11,164         $12,523      $ 18,801    $ 23,810    $ 29,771
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     3.06%           2.95%         2.80%       2.78%       2.75%
   Net investment income (loss) to average net assets          (0.45)%         (1.03)%       (1.02)%     (0.27)%     (0.25)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(c) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase shares.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 29

--------------------------------------------------------------------------------------------------------------------
                                                             Year        Year         Year       Year      Year
                                                             Ended       Ended        Ended      Ended     Ended
                                                             11/30/16    11/30/15     11/30/14   11/30/13  11/30/12
--------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 15.13     $ 20.02      $ 23.11    $ 22.30   $  22.23
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.06(a)  $ (0.05)(a)  $ (0.09)   $  0.10   $   0.10
   Net realized and unrealized gain (loss) on investments       0.81       (4.17)       (1.55)      0.76       0.07
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.87     $ (4.22)     $ (1.64)   $  0.86   $   0.17
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.49)    $ (0.34)     $ (0.04)   $ (0.05)  $     --
   Net realized gain                                              --       (0.33)       (1.41)        --      (0.10)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.49)    $ (0.67)     $ (1.45)   $ (0.05)  $  (0.10)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.38     $ (4.89)     $ (3.09)   $  0.81   $   0.07
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.51     $ 15.13      $ 20.02    $ 23.11   $  22.30
====================================================================================================================
Total return*                                                   5.95%     (21.36)%      (7.10)%     3.86%      0.79%
Ratio of net expenses to average net assets (b)                 2.20%       2.20%        2.18%      2.13%      2.13%
Ratio of net investment income (loss) to average net assets     0.41%      (0.29)%      (0.40)%     0.37%      0.39%
Portfolio turnover rate                                           92%         85%         141%        77%       160%
Net assets, end of period (in thousands)                     $19,769     $22,510      $33,742    $39,183   $ 49,013
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.41%       2.33%        2.18%      2.13%      2.13%
   Net investment income (loss) to average net assets           0.20%      (0.42)%      (0.40)%     0.37%      0.39%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year           Year       Year      Year
                                                             Ended       Ended          Ended      Ended     Ended
                                                             11/30/16    11/30/15       11/30/14   11/30/13  11/30/12
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 17.47     $ 23.06        $ 26.38    $ 25.46   $  25.16
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14(a)  $  0.00(a)(b)  $  0.09    $  0.28   $   0.28
   Net realized and unrealized gain (loss) on investments       0.94       (4.75)         (1.77)      0.90       0.12
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.08     $ (4.75)       $ (1.68)   $  1.18   $   0.40
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.58)    $ (0.51)       $ (0.23)   $ (0.26)  $     --
   Net realized gain                                              --       (0.33)         (1.41)        --      (0.10)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.58)    $ (0.84)       $ (1.64)   $ (0.26)  $  (0.10)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.50     $ (5.59)       $ (3.32)   $  0.92   $   0.30
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 17.97     $ 17.47        $ 23.06    $ 26.38   $  25.46
======================================================================================================================
Total return*                                                   6.44%     (20.96)%        (6.41)%     4.63%      1.61%
Ratio of net expenses to average net assets (c)                 1.76%       1.55%          1.40%      1.38%      1.39%
Ratio of net investment income (loss) to average net assets     0.84%       0.01%          0.34%      1.12%      1.10%
Portfolio turnover rate                                           92%         85%           141%        77%       160%
Net assets, end of period (in thousands)                     $ 3,841     $ 4,256        $35,835    $65,655   $ 62,897
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 31

Notes to Financial Statements | 11/30/16

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class R, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

32 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 33

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

     PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At November 30, 2016, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.04% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

34 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash due to the broker as collateral at November 30, 2016 was $347,311 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the year ended November 30, 2016 was $2,027,568.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 35

     At November 30, 2016, open futures contracts were as follows:

     ------------------------------------------------------------------------------------
                                  Number of                                Net Unrealized
                                  Contracts      Settlement                Appreciation
     Description   Counterparty   Long/(Short)   Month        Value        (Depreciation)
     ------------------------------------------------------------------------------------
     MSCI Taiwan
        Index      UBS AG         30             12/16        $1,035,300   $ 6,301
     KOS P12-
        Index      UBS AG         19             3/17          2,027,433    (1,618)
    -------------------------------------------------------------------------------------
     Total                                                    $3,062,733   $ 4,683
    =====================================================================================

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of November 30, 2016, the Fund had accrued $106,796 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2016, the Fund reclassified $1,206,016 to decrease paid-in capital, $690,286 to increase distributions in excess of net investment income and $1,896,302 to decrease accumulated net realized loss on investments, futures contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

36 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

     At November 30, 2016, the Fund was permitted to carry forward indefinitely $16,287,651 of short-term losses and $13,511,193 of long-term losses under the Regulated Investment Company Modernization Act of 2010, without limitation.

     The Fund has elected to defer $213,706 of currency losses recognized between December 1, 2015 and November 30, 2016 to its fiscal year ending November 30, 2017.

     The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

     ------------------------------------------------------------------------------------
                                                             2016                  2015
     ------------------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                                     $3,568,763            $3,483,745
     Long-term capital gain                                      --             2,295,646
     ------------------------------------------------------------------------------------
          Total                                          $3,568,763            $5,779,391
     ====================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2016:

     ------------------------------------------------------------------------------------
                                                                                   2016
     ------------------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                              $(29,798,844)
     Current year late year currency loss                                       (213,706)
     Net unrealized depreciation                                             (18,063,518)
     ------------------------------------------------------------------------------------
          Total                                                             $(48,076,068)
     ====================================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $8,487 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2016.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 37

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 1.10% of the Fund's average daily net assets up to $1 billion and 1.05% on assets over $1 billion. For the year ended November 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was 1.10% of the Fund's average daily net assets.

38 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended November 30, 2016 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,264 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended November 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $179,359
Class C                                                                   35,762
Class R                                                                   53,322
Class Y                                                                    4,699
--------------------------------------------------------------------------------
  Total                                                                 $273,142
================================================================================

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 39 compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,076 in distribution fees payable to PFD at November 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2016, CDSCs in the amount of $812 were paid to PFD.

5. Forward Foreign Currency Contracts

At November 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended November 30, 2016 was $3,203,772. Open forward foreign currency contracts at November 30, 2016 were as follows:

----------------------------------------------------------------------------------------------------
                                        In
 Currency                   Currency    Exchange                           Settlement   Unrealized
 Sold          Deliver      Purchased   for          Counterparty          Date         Appreciation
----------------------------------------------------------------------------------------------------
 BRL         (20,830,693)   USD          6,375,645   Goldman Sachs & Co.   1/17/2017    $ 314,749
 MXN         (38,537,596)   USD          1,906,447   Goldman Sachs & Co.   1/19/2017       40,825
 USD          (3,364,584)   ZAR         48,018,757   Goldman Sachs & Co.   1/19/2017       10,155
 KRW      (2,357,272,202)   USD          2,048,926   Goldman Sachs & Co.   1/17/2017       46,324
----------------------------------------------------------------------------------------------------
 Total                                                                                  $ 412,053
====================================================================================================

40 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

-------------------------------------------------------------------------------------------------------
                                        In
Currency                   Currency     Exchange                              Settlement   Unrealized
Sold          Deliver      Purchased    for             Counterparty          Date         Depreciation
-------------------------------------------------------------------------------------------------------
USD          (3,551,577)   KRW          4,000,000,000   Goldman Sachs & Co.   1/17/2017    $(153,409)
USD          (1,667,298)   IDR         22,000,000,000   Goldman Sachs & Co.   1/17/2017      (55,777)
USD          (3,594,148)   TWD            113,000,000   Morgan Stanley Co.    1/19/2017      (50,573)
NGN        (918,969,901)   USD              2,565,111   Goldman Sachs & Co.   1/17/2017     (200,650)
USD          (2,631,073)   MXN             49,729,884   Goldman Sachs & Co.   1/19/2017     (223,627)
USD          (2,960,112)   INR            200,000,000   Morgan Stanley Co.    1/19/2017      (59,231)
USD          (1,902,271)   MYR              8,000,000   Barclays Plc          1/19/2017     (114,194)
NGN        (501,648,366)   USD              1,397,349   Barclays Plc          1/19/2017     (112,427)
--------------------------------------------------------------------------------------------------------
Total                                                                                      $(969,888)
========================================================================================================

BRL - Brazilian Real         MYR - Malaysian Ringgit
IDR - Indonesian Rupiah      NGN - Nigerian Naira
INR - Indian Rupee           TWD - New Taiwan Dollar
KRW - South Korean Won       ZAR - South African Rand
MXN - Mexican Peso

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2016, the Fund had no borrowings under the credit facility.

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things,

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 41 there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of November 30, 2016.

------------------------------------------------------------------------------------------------
                      Derivative
                      Assets
                      Subject to       Derivatives   Non-Cash       Cash           Net Amount
                      Master Netting   Available     Collateral     Collateral     of Derivative
Counterparty          Agreement        for Offset    Received (a)   Received (a)   Assets (b)
------------------------------------------------------------------------------------------------
Barclays Plc          $      --        $       --    $  --          $  --          $  --
Goldman Sachs & Co.     412,053          (412,053)      --             --             --
Morgan Stanley Co.           --                --       --             --             --
------------------------------------------------------------------------------------------------
Total                 $ 412,053        $ (412,053)   $  --          $  --          $  --
================================================================================================

42 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Liabilities
                       Subject to       Derivatives    Non-Cash        Cash           Net Amount
                       Master Netting   Available      Collateral      Collateral     of Derivative
Counterparty           Agreement        for Offset     Pledged (a)     Pledged (a)    Liabilities (c)
-----------------------------------------------------------------------------------------------------
Barclays Plc           $ 226,621        $      --      $  --           $  --          $ 226,621
Goldman Sachs & Co.      633,463         (412,053)        --              --            221,410
Morgan Stanley Co.       109,804               --         --              --            109,804
-----------------------------------------------------------------------------------------------------
Total                  $ 969,888        $(412,053)     $  --           $  --          $ 557,835
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 43

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2016 was as follows:

Statement of Assets and Liabilities

------------------------------------------------------------------------------------
                                                   Foreign
                           Interest    Credit      Exchange      Equity    Commodity
                           Rate Risk   Risk        Rate Risk     Risk      Risk
------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
  of forward foreign
  currency contracts       $  --       $     --    $  412,053    $  --     $  --
 Unrealized
  appreciation of
  futures contracts*          --          6,301            --       --        --
------------------------------------------------------------------------------------
Total Value                $  --       $  6,301    $  412,053    $  --     $  --
====================================================================================
Liabilities
 Unrealized depreciation
  of forward foreign
  currency contracts       $  --       $     --    $  969,888    $  --     $  --
 Unrealized
  depreciation of
  futures contracts*          --          1,618            --       --        --
------------------------------------------------------------------------------------
Total Value                $  --       $  1,618    $  969,888    $  --     $  --
====================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1E). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2016 was as follows:

----------------------------------------------------------------------------------------
Statement of Operations
                                                 Foreign
                           Interest     Credit   Exchange        Equity        Commodity
                           Rate Risk    Risk     Rate Risk       Risk          Risk
----------------------------------------------------------------------------------------
Net realized gain
  (loss) on
  Futures contracts        $  --        $  --    $         --    $ (976,850)   $    --
  Forward foreign
     currency contracts*      --           --      (2,079,768)           --         --
----------------------------------------------------------------------------------------
Total Value                $  --        $  --    $ (2,079,768)   $ (976,850)   $    --
========================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on
  Futures contracts        $  --        $  --    $         --    $  203,826    $    --
  Forward foreign
     currency contracts*      --           --        (599,484)           --         --
----------------------------------------------------------------------------------------
Total Value                $  --        $  --    $   (599,484)    $ 203,826    $    --
========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

44 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Emerging Markets Fund:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets Fund (the "Fund"), as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended November 30, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 25, 2017

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 45

ADDITIONAL INFORMATION (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

46 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement. In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 47

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including increasing the diversification of the Fund's portfolio, investing in larger capitalization companies and reducing the Fund's tracking error relative to its benchmark. It also was noted that the Fund's recent performance was improved relative to its peer group. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

48 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 49 activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business.

50 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006.    Private investor (2004 - 2008 and 2013 -     Director, Broadridge Financial
Chairman of the Board         Serves until a         present); Chairman (2008 - 2013) and Chief   Solutions, Inc. (investor
and Trustee                   successor trustee is   Executive Officer (2008 - 2012),             communications and securities
                              elected or earlier     Quadriserv, Inc. (technology products for    processing provider for
                              retirement or removal. securities lending industry); and Senior     financial services industry)
                                                     Executive Vice President, The Bank of New    (2009 - present); Director,
                                                     York (financial and securities services)     Quadriserv, Inc. (2005 -
                                                     (1986 - 2004)                                2013); and Commissioner, New
                                                                                                  Jersey State Civil Service
                                                                                                  Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2005.    Managing Partner, Federal City Capital       Director of New York Mortgage
Trustee                       Serves until a         Advisors (corporate advisory services        Trust (publicly-traded
                              successor trustee is   company) (1997 - 2004 and 2008 - present);   mortgage REIT) (2004 - 2009,
                              elected or earlier     Interim Chief Executive Officer, Oxford      2012 - present); Director of
                              retirement or removal. Analytica, Inc. (privately-held research     The Swiss Helvetia Fund, Inc.
                                                     and consulting company) (2010); Executive    (closed-end fund) (2010 -
                                                     Vice President and Chief Financial Officer,  present); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care    Analytica, Inc. 2008 -
                                                     services company) (2004 - 2007); and         present); and Director of
                                                     Executive Vice President and Chief           (Enterprise Community
                                                     Financial Officer, Pedestal Inc.             Investment, Inc.
                                                     (internet-based mortgage trading company)    (privately-held affordable
                                                     (2000 - 2002); Private consultant            housing finance company) (1985
                                                     (1995-1997), Managing Director, Lehman       - 2010)
                                                     Brothers (investment banking firm)
                                                     (1992-1995); and Executive, The World Bank
                                                     (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2008.    William Joseph Maier Professor of Political  Trustee, Mellon Institutional
Trustee                       Serves until a         Economy, Harvard University (1972 -          Funds Investment Trust and
                              successor trustee is   present)                                     Mellon Institutional Funds
                              elected or earlier                                                  Master Portfolio (oversaw 17
                              retirement or removal.                                              portfolios in fund complex)
                                                                                                  (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 1994.    Founding Director, Vice President and        None
Trustee                       Serves until a         Corporate Secretary, The Winthrop Group,
                              successor trustee is   Inc. (consulting firm) (1982 - present);
                              elected or earlier     Desautels Faculty of Management, McGill
                              retirement or removal. University (1999 - present); and Manager of
                                                     Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 1994.    President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a         Newbury Piret Company (investment banking    Income Fund, Inc. (closed-end
                              successor trustee is   firm) (1981 - present)                       investment company) (2004 -
                              elected or earlier                                                  present); and Member, Board of
                              retirement or removal.                                              Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014.    Consultant (investment company services)     None
Trustee                       Serves until a         (2012 - present); Executive Vice President,
                              successor trustee is   BNY Mellon (financial and investment company
                              elected or earlier     services) (1969 - 2012); Director, BNY
                              retirement or removal. International Financing Corp. (financial services) (2002 - 2012); and Director,
                                                     Mellon Overseas Investment Corp. (financial
                                                     services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014.    Director and Executive Vice President        None
Trustee                       Serves until a         (since 2008) and Chief Investment Officer,
                              successor trustee is   U.S. (since 2010) of PIM-USA; Executive
                              elected or earlier     Vice President of Pioneer (since 2008);
                              retirement or removal. Executive Vice President of Pioneer
                                                     Institutional Asset Management, Inc. (since
                                                     2009); and Portfolio Manager of Pioneer
                                                     (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 55

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee since Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer closed-end
Advisory Trustee              2014.                  (healthcare workers union pension funds)     investment companies (5
                                                     (2001 - present); Vice President -           portfolios) (Sept. 2015 -
                                                     International Investments Group, American    present)
                                                     International Group, Inc. (insurance
                                                     company) (1993 - 2001); Vice President
                                                     Corporate Finance and Treasury Group,
                                                     Citibank, N.A.(1980 - 1986 and 1990 -
                                                     1993); Vice President - Asset/Liability
                                                     Management Group, Federal Farm Funding
                                                     Corporation (government-sponsored issuer of
                                                     debt securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton,
                                                     Inc. (investment bank) (1987 - 1988); and
                                                     Mortgage Strategies Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 -
                                                     1987)
------------------------------------------------------------------------------------------------------------------------------------

 ** Ms. Monchak is a non-voting advisory trustee.

56 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014. Serves at  Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief           the discretion of the  Pioneer Investment Management-USA (since       investment companies (5
Executive Officer             Board.                 September 2014); Chair, Director, CEO and      portfolios) (Sept. 2015 -
                                                     President of Pioneer Investment Management,    present)
                                                     Inc. (since September 2014); Chair,
                                                     Director, CEO and President of Pioneer Funds
                                                     Distributor, Inc. (since September 2014);
                                                     Chair, Director, CEO and President of
                                                     Pioneer Institutional Asset Management, Inc.
                                                     (since September 2014); and Chair, Director,
                                                     and CEO of Pioneer Investment Management
                                                     Shareholder Services, Inc. (since September
                                                     2014); Managing Director, Morgan Stanley
                                                     Investment Management (2010 - 2013); and
                                                     Director of Institutional Business, CEO of
                                                     International, Eaton Vance Management (2005
                                                     - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2003. Serves at  Vice President and Associate General Counsel   None
Secretary and Chief           the discretion of the  of Pioneer since January 2008; Secretary and
Legal Officer                 Board.                 Chief Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant Secretary
                                                     of all of the Pioneer Funds from September
                                                     2003 to May 2010; and Vice President and
                                                     Senior Counsel of Pioneer from July 2002 to
                                                     December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves at  Fund Governance Director of Pioneer since      None
Assistant Secretary           the discretion of the  December 2006 and Assistant Secretary of all
                              Board.                 the Pioneer Funds since June 2010; Manager -
                                                     Fund Governance of Pioneer from December
                                                     2003 to November 2006; and Senior Paralegal
                                                     of Pioneer from January 2000 to November
                                                     2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)             Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary           the discretion of the  Assistant Secretary of all the Pioneer Funds
                              Board.                 since June 2010; and Counsel of Pioneer from
                                                     June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)          Since 2008. Serves at  Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief           the discretion of the  Treasurer of all of the Pioneer Funds since
Financial                     Board.                 March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                               March 2004 to February 2008; and Assistant
                                                     Treasurer of all of the Pioneer Funds from
                                                     March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 57

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2000. Serves at  Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer           the discretion of the  Assistant Treasurer of all of the Pioneer
                              Board.                 Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer           the discretion of the  Pioneer; and Assistant Treasurer of all of
                              Board.                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)         Since 2009. Serves at  Fund Administration Manager - Fund Treasury    None
Assistant Treasurer           the discretion of the  of Pioneer since November 2008; Assistant
                              Board.                 Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State
                                                     Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010. Serves at  Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer      the discretion of the  all the Pioneer Funds since March 2010;
                              Board.                 Chief Compliance Officer of Pioneer
                                                     Institutional Asset Management, Inc. since
                                                     January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July
                                                     2012: Director of Adviser and Portfolio
                                                     Compliance at Pioneer since October 2005;
                                                     and Senior Compliance Officer for Columbia
                                                     Management Advisers, Inc. from October 2003
                                                     to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006. Serves at  Director - Transfer Agency Compliance of       None
Anti-Money Laundering         the discretion of the  Pioneer and Anti-Money Laundering Officer of
Officer                       Board.                 all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

                           This page for your notes.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/16 59

                           This page for your notes.

60 Pioneer Emerging Markets Fund | Annual Report | 11/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19445-10-0117

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $35,554 payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $35,516 for the year ended November 30, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,778
payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $8,750 for the year ended Novemberr 30, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

on-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30 2016 and 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,778 payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $8,750 for the year ended November 30, 2015.



(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 31, 2017

* Print the name and title of each signing officer under his or her signature.